Exhibit 10.1

FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT AND SECURITY AGREEMENT

This First Amendment to Amended and Restated Credit Agreement and Security Agreement (the “First Amendment”) is made as of the 14th day of March, 2005 by and among

BROWN SHOE COMPANY, INC., a corporation organized under the laws of the State of New York having a place of business at 8300 Maryland Avenue, St. Louis, Missouri 63105, as Lead Borrower for the Borrowers, being said BROWN SHOE COMPANY, INC.,

SIDNEY RICH ASSOCIATES, INC., a corporation organized under the laws of the State of Missouri having a place of business at 8300 Maryland Avenue, St. Louis, Missouri 63105;

BROWN GROUP RETAIL, INC., a corporation organized under the laws of the Commonwealth of Pennsylvania having a place of business at 8300 Maryland Avenue, St. Louis, Missouri 63105;

BROWN SHOE INTERNATIONAL, LLC., a limited liability company organized under the laws of the State of Delaware having a place of business at 8300 Maryland Avenue, St. Louis, Missouri 63105; and

BUSTER BROWN & CO., a corporation organized under the laws of the State of Missouri having a place of business at 8300 Maryland Avenue, St. Louis, Missouri 63105;

BROWN SHOE COMPANY OF CANADA LTD., a Canadian corporation having a place of business at 1857 Rodgers Road, Perth, Ontario, Canada K7H 3E8, as a Loan Party but not as Borrower;

the LENDERS party hereto; and

BANK OF AMERICA, N.A., as Lead Issuing Bank, a national banking association having a place of business at 100 Federal Street, Boston, Massachusetts 02110; and

BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent for the Lenders and the Secured Parties, a national banking association, having an office c/o Fleet Retail Group, Inc., 40 Broad Street, Boston, Massachusetts 02109; and

LASALLE BANK NATIONAL ASSOCIATION, as Syndication Agent; and

WELLS FARGO FOOTHILL, LLC, as Documentation Agent

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

WITNESSETH

WHEREAS, the Lead Borrower, the other Borrowers, Brown Canada, the Administrative Agent, the Collateral Agent, the Lenders, the Lead Issuing Bank, the Syndication Agent, and the Documentation Agent have entered into an Amended and Restated Credit Agreement dated as of July 21, 2004 (as amended and in effect, the “Credit Agreement”); and

WHEREAS, the Lead Borrower, the other Borrowers and Brown Canada entered into an Amended and Restated Security Agreement dated as of July 21, 2004 (as amended and in effect, the “Security Agreement”) with the Collateral Agent; and

WHEREAS, the Lead Borrower, the other Borrowers, Brown Canada, the Administrative Agent , the Collateral Agent, the Lenders, the Lead Issuing Bank, the Syndication Agent, and the Documentation Agent have agreed to amend certain provisions of the Credit Agreement and the Security Agreement as set forth herein.

NOW THEREFORE, it is hereby agreed as follows:

1.	Definitions: All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement.

2.	Amendment to Article 1. The provisions of Section 1.1 of the Credit Agreement are hereby amended as follows:

a.	The provisions of Section 1.1 of the Credit Agreement are hereby amended by adding the following definitions in appropriate alphabetical order:

“Earn-Out Obligations” means any contingent consideration payable to the seller in connection with a Permitted Acquisition based on future operating performance of the acquired Person or assets or other purchase price adjustment or indemnification obligation payable following the consummation of such Permitted Acquisition based on criteria set forth in the documentation governing or relating to such Permitted Acquisition.

“Permitted Consignment” means an arrangement pursuant to which a Loan Party consigns Inventory to a customer, provided that (i) such consignment arrangement shall constitute a true consignment and not a security interest, (ii) the Loan Party shall use commercially reasonable efforts to undertake all action required under the UCC to perfect its rights in the Inventory so consigned and the proceeds thereof, in each instance, as soon as may be reasonably practicable, and (iii) the value of such Inventory on consignment at any one time shall not exceed $3,000,000.

b.	The definition of “Change in Control” is hereby amended by deleting the period at the end of clause (d) and adding the following:

; or (e) any “change in control” or similar event however defined in any documents governing Material Indebtedness of any Loan Party.

3.	Amendments to Article 6. The provisions of Article 6 of the Credit Agreement are hereby amended as follows:

a.	The provisions of Section 6.1(i) of the Credit Agreement are hereby deleted in their entirety and the following substituted in their stead:

(i) Unsecured Indebtedness for borrowed money, including, without limitation, Subordinated Debt, having a maturity after the Maturity Date, provided that after giving effect to the incurrence of such unsecured Indebtedness or Subordinated Debt, the Pro Forma Conditions are satisfied, except that the Pro Forma Conditions shall not be required to be satisfied with respect to any publicly issued or privately placed notes, any exchange notes or any rollover notes, in each case issued to refinance or refund, or in exchange for, any bridge facility permitted under Section 6.1(k) hereof;

b.	The provisions of Section 6.1(k) of the Credit Agreement are hereby deleted in their entirety and the following substituted in their stead:

(k) Unsecured Indebtedness for borrowed money, including, without limitation, Subordinated Debt (other than Indebtedness described in subsections (i) or (j) above) having a maturity on or prior to the Maturity Date provided that (A) after giving effect to the incurrence thereof and the projected refinancing or refunding thereof, the Pro Forma Conditions are satisfied, (B) constitutes a bridge loan pending the consummation of a debt or equity issuance, and (C) the principal of which will not be repaid (other than (1) from the proceeds of such debt or equity issuance or from any rollover loans, publicly issued or privately placed notes, or exchange notes issued in exchange for the bridge loan, or (2) as permitted pursuant to Section 6.7(b)(i) hereof) until all Obligations have been paid in full and all Commitments terminated;

c.	The provisions of Section 6.1(q) of the Credit Agreement are hereby amended by adding the words “or a Person who will become a Loan Party” after the words “a Subsidiary of a Loan Party.”

d.	The provisions of Section 6.1 of the Credit Agreement are hereby amended by relettering clause (r) as clause (s) and adding the following new clause thereto:

(r) Indebtedness consisting of Earn-Out Obligations, but only to the extent that the contingent consideration relating thereto is paid within thirty (30) days after the amount due is finally determined; and

e.
The provisions of Section 6.2 of the Credit Agreement are hereby amended by deleting the word “and” at the end of clause (e), by substituting “;” for the period at the end of clause (f) and adding the following new clauses thereto:

(g) Liens existing on assets prior to the acquisition thereof, which are directly or indirectly acquired in a Permitted Acquisition provided that (i) such Liens secure Indebtedness permitted under Section 6.1 hereof or obligations to a lessor under a lease of Real Estate to a Loan Party, (ii) such Liens are not created in contemplation of or in connection with such Permitted Acquisition, (iii) such Liens shall not apply to any other property or assets of a Loan Party, (iv) such Liens shall secure only the Indebtedness or other obligations that such Liens secure on the date of the Permitted Acquisition; and (v) such Liens shall not attach to assets which would be of a type included as Collateral or in the Borrowing Base, except for non-material Liens acceptable to the Administrative Agent; and

(h) Liens on cash and cash equivalents to secure letters of credit permitted pursuant to Section 6.1(q).

f.	The provisions of Section 6.5(f) of the Credit Agreement are hereby amended by adding the following at the end thereof:

provided further that, if a Cash Dominion Event then exists and is continuing, all of such proceeds (and not only those in excess of $35,000,000) shall be paid to the Administrative Agent for application to the Obligations;

g.	The provisions of Section 6.6 of the Credit Agreement are hereby amended as follows:

i.	by deleting clause (a) in its entirety and substituting the following in its stead:

(a) the ability of any Loan Party to create, incur or permit to exist any Lien upon any of its property or assets in favor of the Secured Parties,

ii.	by deleting clause (b) in its entirety and substituting the following in its stead:

(b) the ability of (i) any Loan Party (other than the Lead Borrower) to pay dividends or other distributions with respect to any shares of its Capital Stock or (ii) any Loan Party to make or repay loans or advances to any Loan Party or to guarantee Indebtedness of any Loan Party;

h.	The provisions of Section 6.7(b) of the Credit Agreement are hereby amended as follows:

i.	by deleting clause (i) in its entirety and substituting the following in its stead:

(i) payment when due (excluding any voluntary prepayments and, unless otherwise agreed by the Required Lenders, payments due upon a Change in Control) of principal, interest, fees and expense reimbursements with respect to Indebtedness permitted under Section 6.1, but only to the extent required under the terms of the documents evidencing such Indebtedness;

ii.	by deleting clause (iii) in its entirety and substituting the following in its stead:

(iii) Intentionally Omitted.

iii.	by deleting clause (iv) in its entirety and substituting the following in its stead:

(iv) refinancings of Indebtedness described in clauses (i) and (ii), above, to the extent permitted by Section 6.1, including, without limitation, any refinancing as a result of any rollover loans, publicly issued or privately placed notes or exchange notes issued in exchange for such Indebtedness, and all fees and expenses payable in connection with such refinancing.

4.	Amendments to Security Agreement. The second sentence of Section 4.9 of the Security Agreement is hereby amended in its entirety to read as follows:

Except as expressly permitted in the Credit Agreement, none of the Grantors shall make or permit to be made any trans-fer of the Collat-eral, and each Grantor shall remain at all times in posses-sion of the Collateral owned by it (other than Collateral which is in transit or which is the subject of a Permitted Consignment), except that unless and until an Event of Default shall have occurred and be continu-ing, the Collateral Agent shall notify the Grantors thereof in writing and such notice provides that the Grantors shall not sell, convey, lease, assign, transfer or otherwise dispose of any Collateral (which notice may be given by telephone if promptly confirmed in writing), the Grantors may use and dispose of the Collateral in any lawful manner not inconsistent with the provisions of this Agree-ment, the Credit Agreement or any other Loan Document.

5.	Conditions to Effectiveness. This First Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent:

a.
This First Amendment shall have been duly executed and delivered by the Borrowers, Brown Canada, the Administrative Agent, the Collateral Agent and the Required Lenders. The Administrative Agent shall have received a fully executed copy hereof and of each other document required hereunder.

b.
All action on the part of the Borrowers necessary for the valid execution, delivery and performance by the Borrowers of this First Amendment shall have been duly and effectively taken. The Administrative Agent shall have received from the Borrowers true copies of their respective certificate of the resolutions authorizing the transactions described herein, each certified by their secretary or other appropriate officer to be true and complete.

c.	The Borrowers shall have reimbursed the Administrative Agent for all reasonable out-of-pocket expenses incurred in connection herewith, including, without limitation, reasonable attorneys’ fees.

d.	No Default or Event of Default shall have occurred and be continuing.

e.
The Borrowers shall have provided such additional instruments, documents, and opinions of counsel to the Administrative Agent as the Administrative Agent and their counsel may have reasonably requested.

In the event that the foregoing conditions are not satisfied on or before March 31, 2005, then this First Amendment shall be null and void and of no effect.

6.	Miscellaneous.

a.
Except as provided herein, all terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The Borrowers each hereby ratify, confirm, and reaffirm all of the representations, warranties and covenants therein contained.

b.
This First Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered, each shall be an original, and all of which together shall constitute one instrument. Delivery of an executed counterpart of a signature page hereto by telecopy shall be effective as delivery of a manually executed counterpart hereof.

c.	This First Amendment expresses the entire understanding of the parties with respect to the matters set forth herein and supersedes all prior discussions or negotiations hereon.

d.
This First Amendment shall be governed by, and construed in accordance with, the law of the State of New York (without regard to its principles relating to choice and conflicts of law), but including section 5-1401 of the New York General Obligations Law.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and their seals to be hereto affixed as the date first above written.

“The Borrowers”

BROWN SHOE COMPANY, INC.
SIDNEY RICH ASSOCIATES, INC.
BROWN GROUP RETAIL, INC.
BUSTER BROWN & CO.
as to each of the foregoing

By_________________________
Name: Andrew M. Rosen
Title: Senior Vice President and
 Chief Financial Officer

BROWN SHOE INTERNATIONAL, LLC
By; Brown Shoe Company, Inc., Sole Member

By_________________________
Name: Andrew M. Rosen
Title: Senior Vice President and
 Chief Financial Officer

“Non-Borrower Loan Party”

BROWN SHOE COMPANY OF CANADA LTD

By __________________________
Name: Andrew M. Rosen
Title: Senior Vice President and
 Chief Financial Officer

BANK OF AMERICA, N.A., as
Administrative Agent, Collateral Agent,
Lead Issuing Bank and Lender

By_________________________________
Print Name:__________________________
Title:_______________________________

LASALLE BANK NATIONAL ASSOCIATION

By_________________________________
Print Name:__________________________
Title:_______________________________

WELLS FARGO FOOTHILL, LLC

By_________________________________
Print Name:__________________________
Title:_______________________________

CONGRESS FINANCIAL CORPORATION (CENTRAL)
By_________________________________
Print Name:__________________________
Title:_______________________________

GMAC COMMERCIAL FINANCE LLC

By_________________________________
Print Name:__________________________
Title:_______________________________

THE CIT GROUP/BUSINESS CREDIT, INC.

By_________________________________
Print Name:__________________________
Title:_______________________________

NATIONAL CITY BUSINESS CREDIT, INC.
By_________________________________
Print Name:__________________________
Title:_______________________________

PNC BANK, NATIONAL ASSOCIATION

By_________________________________
Print Name:__________________________
Title:_______________________________

TRANSAMERICA BUSINESS CAPITAL CORPORATION

By_________________________________
Print Name:__________________________
Title:_______________________________

AMSOUTH BANK

By_________________________________
Print Name:__________________________
Title:_______________________________

SUN TRUST BANK

By_________________________________
Print Name:__________________________
Title:_______________________________

WEBSTER BUSINESS CREDIT CORPORATION

By_________________________________
Print Name:__________________________
Title:_______________________________

SIEMENS FINANCIAL SERVICES, INC.

By_________________________________
Print Name:__________________________
Title:_______________________________

FIRST BANK

By_________________________________
Print Name:__________________________
Title:_______________________________

RZB FINANCE LLC

By_________________________________
Print Name:__________________________
Title:_______________________________

THE GOVERNOR & COMPANY  OF THE BANK OF IRELAND

By_________________________________
Print Name:__________________________
Title:_______________________________